Dreyfus Short Duration Bond Fund
Summary Prospectus November 20, 2014
Class Ticker D DSDDX I DSIDX Y DSYDX Z DSIGX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated April 1, 2014 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class D	Class I	Class Y	Class Z
Management fees	.25	.25	.25	.25*
Distribution (12b-1) fees	.25	none	none	none
Other expenses (including shareholder services fees)	.29	.19	.15	.41
Total annual fund operating expenses	.79	.44	.40	.66*
Fee waiver and/or expense reimbursement**	(.19)	(.09)	(.05)	(.22)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.60	.35	.35	.44

    *Management fees and Total annual fund operating expenses for Class Z have been restated from the previous fiscal year to reflect a decrease in the contractual management fee payable by the fund, effective November 15, 2013, from .50% to .25% of the value of the fund's average daily net assets.
**The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until April 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .35%. On or after April 1, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

0542SP1114

	1 Year	3 Years	5 Years	10 Years
Class D	$61	$233	$420	$960
Class I	$36	$132	$237	$546
Class Y	$36	$123	$219	$500
Class Z	$45	$189	$346	$802

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 186.54% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics). The fund's bond investments may include, but are not limited to, the following: bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities, government and private mortgage-related securities, corporate bonds, municipal bonds, bonds of foreign governments and companies (limited to up to 30% of the fund's assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds), asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, inflation-indexed securities, and zero coupon, pay-in-kind and step-up securities. The fund invests principally in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by The Dreyfus Corporation.

The fund's portfolio managers buy and sell fixed-income securities based on credit quality, financial outlook and yield potential. Generally, fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

The fund generally maintains an effective duration of one year or less. The fund does not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual bonds the fund may purchase. Duration is an estimate of the sensitivity of the price (the value of the principal) of a fixed-income security to a change in interest rates.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, swap agreements (including interest rate and credit default swap agreements), options on swap agreements, and other credit derivatives, as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy. To the extent that the fund invests in derivative instruments with economic characteristics similar to bonds, the value of such investments will be included for purposes of the fund's 80% investment policy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve

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System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value

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of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Floating rate loan risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Zero coupon, pay-in-kind and step-up securities risk. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The Internal Revenue Code requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class Z shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

The fund changed its investment strategy on November 15, 2013. Prior to that date, the fund normally invested at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities, including up to 35% of its assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, and generally maintained an effective duration of approximately three years or less. Different investment strategies may lead to different performance results. The fund's performance for periods prior to November 15, 2013 reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class Z
Best Quarter Q4, 2008: 3.09% Worst Quarter Q2, 2004: -1.18%

After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. As of November 15, 2013, the fund changed its benchmark to the BofA/Merrill Lynch 1-Year U.S. Treasury Note Index, from the BofA/Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, because the BofA/Merrill Lynch 1-Year U.S. Treasury Note Index is more reflective of the manner in which the fund's assets are invested, based on changes to the fund's investment strategy which took effect as of the same date.

For the fund's Class D, I and Y shares, periods prior to the inception date reflect the performance of the fund's Class Z shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class D for such periods would have been lower.

Average Annual Total Returns (as of 12/31/13)
Class (Inception Date)	1 Year	5 Years	10 Years
Class Z returns before taxes (4/6/87)	0.05%	0.83%	2.17%
Class Z returns after taxes on distributions	-0.26%	0.33%	1.30%
Class Z returns after taxes on distributions and sale of fund shares	0.03%	0.42%	1.34%
Class D returns before taxes (11/15/13)	-0.06%	0.81%	2.16%
Class I returns before taxes (11/15/13)	-0.03%	0.82%	2.16%
Class Y returns before taxes (11/15/13)	-0.03%	0.82%	2.16%
BofA/Merrill Lynch 1-Year U.S. Treasury Note Index reflects no deduction for fees, expenses or taxes	0.26%	0.54%	2.07%
BofA/Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index reflects no deduction for fees, expenses or taxes	0.36%	1.09%	2.57%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). David Horsfall, CFA and David Bowser, CFA are the fund's primary portfolio managers, positions they have held since November 2013. Mr. Horsfall is co-deputy chief investment officer and a senior portfolio manager at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.

Dreyfus Short Duration Bond Fund Summary	5

Mr. Bowser is a director of active fixed-income strategies and a senior portfolio manager at Standish. Messrs. Horsfall and Bowser are dual employees of Standish and Dreyfus and manage the fund as employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 for Class D shares and $1,000 for Class I shares and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. Class Z shares generally are not available for new accounts. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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